                   -----------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                March 13, 1997

                          EquiVantage Acceptance Corp.
           on behalf of EquiVantage Home Equity Loan Trust 1997-1
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



        Delaware                    333-23141                76-0448074
------------------------            ---------            -------------------
(State of Incorporation)     (Commission File Number)    (I.R.S. Employer
                                                         Identification No.)



1311 Northwest Freeway               77040
Suite 301                          ----------
Houston, Texas                     (Zip Code)
--------------
(Address of Principal
Executive Offices)


      Registrant's telephone number, including area code: (713) 895-1957



                                   No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                   -----------------------------------------

Item 5. Other Events.(1)
        ------------


     Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Prudential Securities Incorporated, as representative of the several underwriters (collectively, the "Underwriters"), in respect of EquiVantage Home Equity Loan Trust 1997-1 Home Equity Loan Asset-Backed Certificates, Series 1997-1, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus dated March 12, 1997, as supplemented by a Prospectus Supplement
(the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act").
The Certificates have been registered pursuant to the Act under a Registration Statement on Form-S-3 (File No. 333-23141) (the "Registration Statement").

     The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.





----------

(1) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.

Item 7. Financial Statements: PRO FORMA Financial Information and Exhibits.
        ------------------------------------------------------------------




        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits:

                     99.1       Computational Materials


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EQUIVANTAGE ACCEPTANCE CORP.



                                            By: /s/ John E. Smith
                                                ------------------------
                                                John E. Smith
                                                President


Dated: March 17, 1997

                                      Exhibit Index
                                      -------------


Exhibit
-------



99.1       Computational Materials of the Underwriters*






----------
* Filed under cover of Form SE pursuant to a Hardship Exemption